                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  OCTOBER 30, 1998

                               US DIAGNOSTIC INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

              1-13392                             11-3164389
--------------------------------------------------------------------------------
       (Commission File Number)        (IRS Employer Identification No.)


 777 South Flagler Drive, Suite 1201, East Tower,
       West Palm Beach, Florida                                      33401
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone no. including area code: (561)832-0006
                                                -------------

Item 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         The accounting firm of Arthur Andersen LLP ("Arthur Andersen") represented US Diagnostic Inc. (the "Company") as its independent accountants during each of the two fiscal years ending December 31, 1997 and 1996. The Board of Directors of the Company, upon recommendation of its Audit Committee, has unanimously determined to dismiss Arthur Andersen and to appoint Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent accountants to audit the Company's financial statements for fiscal year 1998 effective as of October 30, 1998.

         During the Company's two most recent fiscal years and subsequent interim periods, for which Arthur Andersen was the Company's independent auditors, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Arthur Andersen's reports on the financial statements of the Company for the two most recent fiscal years, for which Arthur Andersen was the Company's independent auditors, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         Regulation S-K Item 304 requires that the following disclosure be made as a result of the dismissal of Arthur Andersen and the appointment of Deloitte & Touche reported herein. As a result of its audit of the Company's financial statements for the fiscal year ended December 31, 1996, and in connection with the restatement of the financial statements contained in the Company's Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, Arthur Andersen advised the Company that in their opinion there were material weaknesses in the Company's internal controls necessary to develop reliable financial statements. The Company's Board of Directors discussed these matters with Arthur Andersen and approved the aforementioned restatements. Although these matters were considered by Arthur Andersen during their 1996 audit, Arthur Andersen's audit report concerning the Company's financial statements for fiscal year ended December 31, 1996 contained an unqualified opinion.

         Arthur Andersen did not report to the Company any material weaknesses in connection with their audit of the Company's financial statements for the fiscal year ended December 31, 1997, and Arthur Andersen's audit report concerning the Company's financial statements for fiscal year ended December 31, 1997 contained an unqualified opinion. The Company has authorized Arthur Andersen to respond fully to the inquiries of Deloitte & Touche LLP concerning all such matters.

         Except as disclosed herein, during the two most recent fiscal years and any subsequent interim period, there have been no "reportable events" as defined in Regulation S-K Item 304(a) (1) (v) with Arthur Andersen.

         The Company requested and received from Arthur Andersen a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements as set forth above, in connection with this filing. A copy of that letter, dated October 30, 1998, is attached as Exhibit 16 with this filing.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

16. Letter of Arthur Andersen LLP addressed to the Securities and Exchange Commission dated October 30, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  US DIAGNOSTIC INC.


Dated:  October 30, 1998                          By:  /s/ Joseph A. Paul
                                                       --------------------
                                                       Joseph A. Paul
                                                       Chief Executive Officer
                                                         and President